Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following tables set forth the unaudited pro forma condensed combined financial data for Acadia Healthcare Company, Inc. (“Acadia”), Youth and Family Centered Services, Inc. (“YFCS”), PHC, Inc. (“PHC”), HHC Delaware, Inc. (“HHC Delaware”), three inpatient behavioral health facilities from Haven Behavioral Healthcare Holdings, LLC (“the Haven Facilities”), AmiCare Behavioral Centers, LLC (“AmiCare”) and Behavioral Centers of America, LLC (“BCA”) as a combined company, giving effect to:

•	Acadia’s acquisition of YFCS and the related debt and equity financing transactions on April 1, 2011;

•	PHC’s acquisition of MeadowWood on July 1, 2011;

•	Acadia’s acquisition of PHC and related debt and equity transactions on November 1, 2011;

•	Acadia’s acquisition of the Haven Facilities and the related debt financing on March 1, 2012; and

•	Acadia’s planned acquisitions of BCA and AmiCare and the related debt financing and equity issuance.

The unaudited pro forma condensed combined statements of operations give effect to each transaction as if it occurred on January 1, 2011. Acadia’s condensed consolidated statement of operations for the year ended December 31, 2011 reflects the results of operations for YFCS for the period from April 1, 2011 to December 31, 2011 and PHC for the period from November 1, 2011 to December 31, 2011. Acadia’s condensed consolidated statement of operations for the nine months ended September 30, 2012 reflects the results of operations for the Haven Facilities for the period from March 1, 2012 to September 30, 2012.

Acadia’s condensed consolidated balance sheet as of September 30, 2012 reflects the effect of the acquisitions of YFCS, PHC, HHC Delaware and the Haven Facilities. The unaudited pro forma condensed combined balance sheet at September 30, 2012 combines the condensed consolidated balance sheet of Acadia at September 30, 2012 with (a) the unaudited consolidated balance sheet of BCA at September 30, 2012 and (b) the unaudited consolidated balance sheet of AmiCare at September 30, 2012.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011 combines the audited consolidated statement of operations of Acadia for that period with:

•	the unaudited condensed consolidated statement of operations of YFCS for the three months ended March 31, 2011;

•	the unaudited condensed consolidated statement of operations of HHC Delaware for the six months ended June 30, 2011;

•

the unaudited condensed consolidated statement of operations of PHC for the ten months ended October 31, 2011 (which was derived from the audited consolidated statement of operations of PHC for the fiscal year ended June 30, 2011 less the unaudited condensed consolidated statement of operations of PHC for the six months ended December 31, 2010 plus the unaudited condensed consolidated statement of operations of PHC for the three months ended September 30, 2011 plus the unaudited condensed consolidated statement of operations of PHC for the month ended October 31, 2011);

•	the audited consolidated statement of operations of the Haven Facilities for the year ended December 31, 2011;

•	the audited consolidated statement of operations of BCA for the year ended December 31, 2011; and

•	the audited consolidated statement of operations of AmiCare for the year ended December 31, 2011.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012 combines the unaudited consolidated statement of operations of Acadia for that period with:

•	the unaudited condensed consolidated statement of operations of the Haven Facilities for the period from January 1, 2012 to February 29, 2012;

•	the unaudited condensed consolidated statement of operations of BCA for the nine months ended September 30, 2012; and

•	the unaudited condensed consolidated statement of operations of AmiCare for the nine months ended September 30, 2012.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011 combines the unaudited consolidated statement of operations of Acadia for that period with:

•	the unaudited condensed consolidated statement of operations of YFCS for the three months ended March 31, 2011;

•	the unaudited condensed consolidated statement of operations of HHC Delaware for the six months ended June 30, 2011;

•

the unaudited condensed consolidated statement of operations of PHC for the nine months ended September 30, 2011 (which was derived from the audited consolidated statement of operations of PHC for the fiscal year ended June 30, 2011 less the unaudited condensed consolidated statement of operations of PHC for the six months ended December 31, 2010 plus the unaudited condensed consolidated statement of operations of PHC for the three months ended September 30, 2011);

•	the unaudited consolidated statement of operations of the Haven Facilities for the nine months ended September 30, 2011;

•	the unaudited condensed consolidated statement of operations of BCA for the nine months ended September 30, 2011; and

•	the unaudited condensed consolidated statement of operations of AmiCare for the nine months ended September 30, 2011.

The unaudited pro forma condensed combined financial data has been prepared using the acquisition method of accounting for business combinations under Generally Accepted Accounting Principles (“GAAP”). The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments relating to the planned acquisitions of BCA and AmiCare are preliminary and revisions to the fair value of assets acquired and liabilities assumed may have a significant impact on the pro forma adjustments. A final valuation of assets acquired and liabilities assumed has not been completed and the completion of fair value determinations may result in changes in the values assigned to property and equipment and other assets (including intangibles) acquired and liabilities assumed.

The unaudited pro forma condensed combined financial data is for illustrative purposes only and does not purport to represent what our financial position or results of operations actually would have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period.

The unaudited pro forma condensed combined financial data should be read in conjunction with the consolidated financial statements and notes thereto of Acadia, YFCS, PHC, HHC Delaware, the Haven Facilities, BCA and AmiCare.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2012

(In thousands)

	ACADIA (1)	AMICARE (2)	BCA (3)	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA COMBINED
ASSETS
Current assets:
Cash and cash equivalents	$11,719	$804	$44	$(848)	(4)	$45,499
				33,780	(8)
Accounts receivable, net	54,777	4,405	8,177	(1,082)	(10)	66,277
Deferred tax assets	5,230	—	—	—		5,230
Other current assets	15,305	885	2,469	(521)	(10)	18,138

Total current assets	87,031	6,094	10,690	31,329		135,144
Property and equipment, net	155,188	20,694	23,334	229	(7a )	200,058
				613	(7b )
Property and equipment held for sale	—	—	330	(330)	(10)	—
Goodwill	334,622	14,175	16,550	74,812	(7a )	539,644
				99,485	(7b )
Intangible assets, net	12,534	—	—	1,790	(7a )	16,249
				1,925	(7b )
Other assets	14,383	71	646	3,000	(8)	17,642
				(71)	(6)
				(387)	(10)

Total assets	$603,758	$41,034	$51,550	$212,395		$908,737

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$12,000	$4,283	$2,613	$(11,046)	(9)	$7,850
Accounts payable	13,323	504	3,078	(235)	(10)	16,670
Accrued salaries and benefits	19,125	2,373	2,677	(141)	(10)	24,034
Other accrued liabilities	13,374	940	317	(14)	(10)	14,617

Total current liabilities	57,822	8,100	8,685	(11,436)		63,171
Long-term debt	284,632	18,637	2,316	148,197	(9)	453,782
Deferred tax liabilities – noncurrent	1,167	—	—	—		1,167
Other liabilities	6,574	173	958	(431)	(10)	7,274

Total liabilities	350,195	26,910	11,959	136,330		525,394
Equity:
Common stock	418	—	—	60	(8)	478
Additional paid-in capital	281,687	—	—	131,220	(8)	412,907
Accumulated deficit	(28,542)	—	—	(1,500)	(8)	(30,042)
Members’ equity	—	14,124	39,591	(53,715)	(5)	—

Total equity	253,563	14,124	39,591	76,065		383,343

Total liabilities and equity	$603,758	$41,034	$51,550	$212,395		$908,737

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(In thousands, except per share amounts)

	ACADIA (1)	COMPLETED ACQUISITIONS (16)	AMICARE (2)	BCA (3)	PRO FORMA ADJUSTMENTS	NOTES		PRO FORMA COMBINED
Revenue before provision for doubtful accounts	$219,704	$186,977	$59,842	$54,507				$521,030
Provision for doubtful accounts	(3,206)	(6,207)	(1,381)	(1,443)				(12,237)

Revenue	216,498	180,770	58,461	53,064				508,793
Salaries, wages and benefits	152,609	102,044	37,969	28,920				321,542
Professional fees	8,896	12,043	1,948	3,199				26,086
Supplies	11,349	9,060	1,157	2,886				24,452
Rents and leases	5,576	4,558	2,041	1,152				13,327
Other operating expenses	20,171	20,395	8,543	9,769				58,878
Depreciation and amortization	4,278	3,655	925	955	147	(20e	)	10,694
					734	(20f	)
Interest expense, net	9,191	21,114	1,794	135	2,300	(21b	)	34,534
Sponsor management fees	1,347	—	—	924	(2,271)	(22)		—
Transaction-related expenses	41,547	—	—	—	(41,547)	(23)		—
Legal settlement	—	446	—	—				446

Total expenses	254,964	173,315	54,377	47,940	(40,637)			489,959
Income (loss) from continuing operations before income taxes	(38,466)	7,455	4,084	5,124	40,637			18,834
Provision (benefit) for income taxes	(5,272)	3,349	—	219	(133)	(25)		14,011
					15,848	(26)

Income (loss) from continuing operations	$(33,194)	$4,106	$4,084	$4,905	$24,922			$4,823

Earnings per share — income (loss) from continuing operations:
Basic	$(1.77)							$0.10

Diluted	$(1.77)							$0.10

Weighted average shares:
Basic	18,757	13,342			9,488	(27c	)	47,587

					6,000	(27d	)
Diluted	18,757	13,342			9,488	(27c	)	47,587

					6,000	(27d	)

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2012

(In thousands, except per share amounts)

	ACADIA (1)	COMPLETED ACQUISITIONS (17)	AMICARE (2)	BCA (3)	PRO FORMA ADJUSTMENTS	NOTES		PRO FORMA COMBINED
Revenue before provision for doubtful accounts	$298,638	$30,079	$47,220	$48,427				$424,364
Provision for doubtful accounts	(5,429)	(689)	(1,340)	(1,157)				(8,615)

Revenue	293,209	29,390	45,880	47,270				415,749
Salaries, wages and benefits	173,590	15,391	29,877	24,650				243,508
Professional fees	13,521	1,060	1,249	1,666				17,496
Supplies	14,148	1,328	813	2,223				18,512
Rents and leases	6,244	25	1,773	471				8,513
Other operating expenses	30,768	3,358	6,044	8,727				48,897
Depreciation and amortization	5,332	584	703	951	100	(20e	)	7,930
					260	(20f	)
Interest expense, net	22,186	313	1,015	242	2,006	(21b	)	25,762
Sponsor management fees	—	—	—	524	(524)	(22)		—
Transaction-related expenses	2,097	—	—	—	(2,097)	(23)		—

Total expenses	267,886	22,059	41,474	39,454	(255)			370,618
Income (loss) from continuing operations before income taxes	25,323	7,331	4,406	7,816	255			45,131
Provision (benefit) for income taxes	9,307	2,827	—	(5)	99	(26)		12,228

Income (loss) from continuing operations	$16,016	$4,504	$4,406	$7,821	$156			$32,903

Earnings per share — income (loss) from continuing operations:
Basic	$0.44							$0.69

Diluted	$0.43							$0.69

Weighted average shares:
Basic	36,795				4,900	(27c	)	47,695

					6,000	(27d	)
Diluted	37,006				4,900	(27c	)	47,906

					6,000	(27d	)

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2011

(In thousands, except per share amounts)

	ACADIA (1)	COMPLETED ACQUISITIONS (18)	AMICARE (2)	BCA (3)	PRO FORMA ADJUSTMENTS	NOTES		PRO FORMA COMBINED
Revenue before provision for doubtful accounts	$142,797	$161,249	$43,539	$40,915				$388,500
Provision for doubtful accounts	(1,654)	(5,220)	(951)	(1,351)				(9,176)

Revenue	141,143	156,029	42,588	39,564				379,324
Salaries, wages and benefits	108,158	88,869	27,858	22,189				247,074
Professional fees	5,018	10,478	1,457	1,735				18,688
Supplies	7,645	7,792	865	2,117				18,419
Rents and leases	3,576	4,205	1,494	1,334				10,609
Other operating expenses	12,760	17,895	6,438	7,224				44,317
Depreciation and amortization	3,108	3,124	691	674	112	(20e	)	8,302
					593	(20f	)
Interest expense, net	4,143	18,667	1,318	105	1,910	(21b	)	26,143
Sponsor management fees	1,135	—	—	813	(1,948)	(22)		—
Transaction-related expenses	10,595	—	—	—	(10,595)	(23)		—
Legal settlement	—	446	—	—				446

Total expenses	156,138	151,476	40,121	36,191	(9,928)			373,998
Income (loss) from continuing operations before income taxes	(14,995)	4,553	2,467	3,373	9,928			5,326
Provision (benefit) for income taxes	3,426	2,272	—	160	(133)	(25)		9,597
					3,872	(26)

Income (loss) from continuing operations	$(18,421)	$2,281	$2,467	$3,213	$6,189			$(4,271)

Earnings per share — income (loss) from continuing operations:
Basic	$(1.05)							$(0.09)

Diluted	$(1.05)							$(0.09)

Weighted average shares:
Basic	17,633	14,475			9,488	(27c	)	47,596

					6,000	(27d	)
Diluted	17,633	14,475			9,488	(27c	)	47,596

					6,000	(27d	)

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Dollars in thousands, except per share amounts)

(1)	The amounts in this column represent, for Acadia, actual results for the periods presented.
(2)	The amounts in this column represent, for AmiCare, actual results for the periods presented.
(3)	The amounts in this column represent, for BCA, actual results for the periods presented.
(4)	Represents cash not acquired as part of the acquisitions.
(5)	Reflects the elimination of equity accounts of BCA and AmiCare.
(6)	Reflects the elimination of deferred financing costs in connection with the repayment of debt.
(7)	Represents adjustments based on preliminary estimates of fair value and the adjustment to goodwill derived from the difference in the estimated total consideration to be transferred by Acadia and the estimated fair value of assets acquired and liabilities assumed by Acadia, calculated as follows:

(a)	AmiCare:

Estimated cash consideration	$113,000
Cash and cash equivalents	—
Accounts receivable	4,405
Other current assets	885
Property and equipment	20,923
Intangible assets	1,790
Other long-term assets	—
Accounts payable	(504)
Accrued salaries and benefits	(2,373)
Other accrued liabilities	(940)
Other long-term liabilities	(173)

Fair value of assets acquired less liabilities assumed	$24,013

Estimated goodwill	$88,987
Less: historical goodwill	(14,175)

Goodwill adjustment	$74,812

(b)	BCA:

Estimated cash consideration	$145,000
Cash and cash equivalents	—
Accounts receivable	7,095
Other current assets	1,948
Property and equipment	23,947
Intangible assets	1,925
Other long-term assets	259
Accounts payable	(2,843)
Accrued salaries and benefits	(2,536)
Other accrued liabilities	(303)
Other long-term liabilities	(527)

Fair value of assets acquired less liabilities assumed	$28,965

Estimated goodwill	$116,035
Less: historical goodwill	(16,550)

Goodwill adjustment	$99,485

The acquired assets and liabilities assumed will be recorded at their relative fair values as of the closing date of the acquisitions. Estimated goodwill is based upon a determination of the fair value of assets acquired and liabilities assumed that is preliminary and subject to revision as the value of total consideration is finalized and additional information related to the fair value of property and equipment and other assets (including intangible assets) acquired and liabilities assumed becomes available. The actual determination of the fair value of assets acquired and liabilities assumed will differ from that assumed in these unaudited pro forma condensed combined financial statements and such differences may be material. Qualitative factors comprising goodwill include efficiencies derived through synergies expected by the elimination of certain redundant corporate functions and expenses, the ability to leverage call center referrals to a broader provider base, coordination of services provided across the combined network of facilities, achievement of operating efficiencies by benchmarking performance and applying best practices throughout the combined company.

(8)	Represents a $33,780 increase in cash as a result of the planned acquisitions of BCA and AmiCare and relating financing transactions. Acadia expects to issue $165,000 of incremental term loans through an amendment to its existing senior credit facility (“Incremental Term Loans”) and to issue additional common shares for estimated net proceeds of $131,280. Based on the assumed public offering price of $22.95, which was the closing price of our common stock on November 30, 2012, as reported on The NASDAQ Global Market, the number of shares to be issued is 6,000,000 with a par value of $0.01, which results in additional common stock of $60 and additional paid-in capital of $131,220 and includes estimated underwriting discounts and other offering expenses of $6,420. The sources and uses of cash in connection with the acquisitions are expected to be as follows:

Sources:
Incremental Term Loans	$165,000
Equity issuance	131,280
Uses:
AmiCare cash consideration	(113,000)
BCA cash consideration	(145,000)
Transaction-related expenses(a)	(4,500)

Cash adjustment	$33,780

(a)	Estimated costs to be incurred in connection with the BCA and AmiCare transactions include $3,000 of debt financing costs associated with the Incremental Term Loans and $1,500 of acquisition costs.

(9)	Represents the issuance of Incremental Term Loans, the elimination of debt not assumed in the BCA and AmiCare acquisitions and the amendment to the credit agreement to adjust the payment schedule for existing loans, as follows:

	CURRENT PORTION	LONG-TERM PORTION	TOTAL DEBT
Elimination of AmiCare debt not assumed	$(4,283)	$(18,637)	$(22,920)
Elimination of BCA debt not assumed	(2,613)	(2,316)	(4,929)
Incremental Term Loan	4,125	160,875	165,000
Amendment to credit agreement	(8,275)	8,275	—

Adjustments	$(11,046)	$148,197	$137,151

(10)	Represents the following adjustments to eliminate the assets and liabilities of BCA’s Permian Basin facility, which will be divested prior to the acquisition:

Accounts receivable, net	$1,082
Other current assets	521
Property and equipment held for sale	330
Other assets	387

$2,320

Accounts payable	$235
Accrued salaries and benefits	141
Other accrued liabilities	14
Other liabilities	431

$821

(11)	The amounts in this column represent, for YFCS, actual results for the periods presented, up to the April 1, 2011 acquisition date. The condensed consolidated statements of operations of YFCS have been reclassified to present the provision for doubtful accounts as a deduction from revenue in accordance with Accounting Standards Update (“ASU”) No. 2011-07, “Health Care Entities (Topic 954): Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities” (“ASU 2011-07”).
(12)	The amounts in this column represent, for PHC, actual results for the periods presented, up to the November 1, 2011 acquisition date. The condensed consolidated statements of operations of PHC have been reclassified to conform to Acadia’s expense classification policies, including the reclassification of the provision for doubtful accounts from operating expenses to a deduction from revenue.
(13)	The amounts in this column represent, for HHC Delaware, actual results for the periods presented, up to July 1, 2011, the date of PHC’s acquisition of HHC Delaware. The condensed consolidated statements of operations of HHC Delaware have been reclassified to present the provision for doubtful accounts as a deduction from revenue in accordance with ASU 2011-07.
(14)	The amounts in this column represent, for the Haven Facilities, actual results for the periods presented, up to the March 1, 2012 acquisition date.
(15)	The amounts in this column represent, for other acquisitions, actual results for the periods presented, up to the acquisition dates.

(16)	The amounts in this column represent pro forma combined results of operations for acquisitions completed as of September 30, 2012 for the year ended December 31, 2011 as detailed below.

	YFCS (11)	PHC (12)	HHC DELAWARE (13)	HAVEN FACILITIES (14)	OTHER ACQUISITIONS (15)	PRO FORMA ADJUSTMENTS	NOTES		COMPLETED ACQUISITIONS
Revenue before provision for doubtful accounts	$45,686	$59,786	$7,541	$43,448	$30,516				$186,977
Provision for doubtful accounts	(208)	(3,466)	(339)	(1,458)	(736)				(6,207)

Revenue	45,478	56,320	7,202	41,990	29,780				180,770
Salaries, wages and benefits	29,502	31,569	4,747	21,391	14,835				102,044
Professional fees	—	6,365	454	1,374	1,949	1,901	(19)		12,043
Supplies	—	2,299	469	2,819	1,269	2,204	(19)		9,060
Rents and leases	—	3,048	19	171	—	1,320	(19)		4,558
Other operating expenses	9,907	7,576	410	4,119	3,808	(5,425)	(19)		20,395
Depreciation and amortization	819	1,051	179	1,046	475	(294)	(20a	)	3,655
						430	(20b	)
						(470)	(20c	)
						419	(20d	)
Interest expense, net	1,726	1,160	224	343	—	17,661	(21a	)	21,114
Sponsor management fees	—	—	226	—	—	(226)	(22)		—
Transaction-related expenses	—	3,374	—	—	—	(3,374)	(23)		—
Change in fair value of derivatives	—	—	—	(276)	—	276	(24)		—
Legal settlement	—	446	—	—	—				446

Total expenses	41,954	56,888	6,728	30,987	22,336	14,422			173,315
Income (loss) from continuing operations before income taxes	3,524	(568)	474	11,003	7,444	(14,422)			7,455
Provision (benefit) for income taxes	1,404	403	193	4,071	2,903	(5,625)	(26)		3,349

Income (loss) from continuing operations	$2,120	$(971)	$281	$6,932	$4,541	$(8,797)			$4,106

Weighted average shares:
Basic						4,074	(27a	)	13,342

						9,268	(27b	)
Diluted						4,074	(27a	)	13,342

						9,268	(27b	)

(17)	The amounts in this column represent pro forma information for acquisitions completed as of September 30, 2012 for the nine months ended September 30, 2012.

	HAVEN FACILITIES (14)	OTHER ACQUISITIONS (15)	PRO FORMA ADJUSTMENTS	NOTES		COMPLETED ACQUISITIONS
Revenue before provision for doubtful accounts	$7,158	$22,921				$30,079
Provision for doubtful accounts	(233)	(456)				(689)

Revenue	6,925	22,465				29,390
Salaries, wages and benefits	3,694	11,697				15,391
Professional fees	222	838				1,060
Supplies	461	867				1,328
Rents and leases	25	—				25
Other operating expenses	687	2,671				3,358
Depreciation and amortization	172	341	(76)	(20c	)	584
			147	(20d	)
Interest expense, net	56	—	257	(21a	)	313

Total expenses	5,317	16,414	328			22,059
Income (loss) from continuing operations before income taxes	1,608	6,051	(328)			7,331
Provision (benefit) for income taxes	595	2,360	(128)	(26)		2,827

Income (loss) from continuing operations	$1,013	$3,691	$(200)			$4,504

(18)	The amounts in this column represent pro forma information for acquisitions completed as of September 30, 2012 for the nine months ended September 30, 2011.

	YFCS (11)	PHC (12)	HHC DELAWARE (13)	HAVEN FACILITIES (14)	OTHER ACQUISITIONS (15)	PRO FORMA ADJUSTMENTS	NOTES		COMPLETED ACQUISITIONS
Revenue before provision for doubtful accounts	$45,686	$52,989	$7,541	$32,872	$22,161				$161,249
Provision for doubtful accounts	(208)	(3,006)	(339)	(1,225)	(442)				(5,220)

Revenue	45,478	49,983	7,202	31,647	21,719				156,029
Salaries, wages and benefits	29,502	27,840	4,747	16,097	10,683				88,869
Professional fees	—	5,630	454	1,024	1,469	1,901	(19)		10,478
Supplies	—	2,062	469	2,128	929	2,204	(19)		7,792
Rents and leases	—	2,736	19	130	—	1,320	(19)		4,205
Other operating expenses	9,907	6,914	410	3,015	3,074	(5,425)	(19)		17,895
Depreciation and amortization	819	918	179	789	387	(294)	(20a	)	3,124
						397	(20b	)
						(357)	(20c	)
						286	(20d	)
Interest expense, net	1,726	968	224	261	—	15,488	(21a	)	18,667
Sponsor management fees	—	—	226	—	—	(226)	(22)		—
Transaction-related expenses	—	2,896	—	—	—	(2,896)	(23)		—
Change in fair value of derivatives	—	—	—	(221)	—	221	(24)		—
Legal settlement	—	446	—	—	—				446

Total expenses	41,954	50,410	6,728	23,223	16,542	12,619			151,476
Income (loss) from continuing operations before income taxes	3,524	(427)	474	8,424	5,177	(12,619)			4,553
Provision (benefit) for income taxes	1,404	459	193	3,118	2,019	(4,921)	(26)		2,272

Income (loss) from continuing operations	$2,120	$(886)	$281	$5,306	$3,158	$(7,698)			$2,281

Weighted average shares:
Basic						4,892	(27a	)	14,475

						9,583	(27b	)
Diluted						4,892	(27a	)	14,475

						9,583	(27b	)

(19)	Reflects the reclassification from YFCS other operating expenses of: (a) professional fees of $1,901 for the three months ended March 31, 2011, (b) supplies expense of $2,204 for the three months ended March 31, 2011, and (c) rent expense of $1,320 for the three months ended March 31, 2011.

(20)	Represents the adjustments to depreciation and amortization expense as a result of recording the property and equipment and intangible assets at preliminary estimates of fair value as of the respective dates of the acquisitions, as follows:

(a)	YFCS acquisition:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	TWELVE MONTHS ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2011
Land	$5,122	N/A	$—	$—	$—
Land improvements	2,694	10	22	66	66
Building and improvements	21,562	25, or lease term	73	219	219
Equipment	2,024	3-7	53	159	159
Construction in progress	239	N/A	—	—	—

	31,641		148	444	444
Indefinite-lived intangible assets	3,835	N/A	—	—	—
Non-compete intangible asset	321	1	27	81	81
Patient-related intangible asset	1,200	0.25	400	—	—

Total depreciation and amortization expense				525	525

Less: historical depreciation and amortization expense				(819)	(819)

Depreciation and amortization expense adjustment				$(294)	$(294)

The adjustment to decrease depreciation and amortization expense relates to the excess of the historical amortization of the pre-acquisition intangible assets of YFCS over the amortization expense resulting from the intangible assets identified by Acadia in its acquisition of YFCS.

(b)	PHC acquisition:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	TWELVE MONTHS ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2011
Land	$2,940	N/A	$—	$—	$—
Building and improvements	12,194	25, or lease term	102	1,020	918
Equipment	1,751	3-7	29	290	261

	16,885		131	1,310	1,179
Indefinite-lived intangible assets	1,425	N/A	—	—	—
Customer contract intangibles	2,100	5	35	350	315

Total depreciation and amortization expense				1,660	1,494

Less: PHC and MeadowWood historical depreciation and amortization expense				(1,230)	(1,097)

Depreciation and amortization expense adjustment				$430	$397

(c)	Haven Facilities acquisition:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	TWELVE MONTHS ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2012	NINE MONTHS ENDED SEPTEMBER 30, 2011
Land	$2,960	N/A	$—	$—	$—	$—
Building and improvements	8,840	25, or lease term	29	348	58	261
Equipment	871	3-7	15	180	30	135
Construction in progress	52	N/A	—	—	—	—

	12,723		44	528	88	396
Indefinite-lived intangible assets	1,050	N/A	—	—	—	—
Non-compete intangible asset	150	3	4	48	8	36

Total depreciation and amortization expense				576	96	432

Less: historical depreciation and amortization expense				(1,046)	(172)	(789)

Depreciation and amortization expense adjustment				$(470)	$(76)	$(357)

(d)	Other acquisitions:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	TWELVE MONTHS ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2012	NINE MONTHS ENDED SEPTEMBER 30, 2011
Land	$1,137	N/A	$—	$—	$—	$—
Land improvements	2,601	10	22	260	176	198
Building and improvements	9,296	25, or lease term	31	372	248	279
Equipment	481	3-7	8	96	64	72
Construction in progress	109	N/A	—	—	—	—

	13,624		61	728	488	549
Indefinite-lived intangible assets	3,151	N/A	—	—	—	—
Non-compete intangible asset	166	1	14	166	—	124

Total depreciation and amortization expense				894	488	673

Less: historical depreciation and amortization expense				(475)	(341)	(387)

Depreciation and amortization expense adjustment				$419	$147	$286

(e)	AmiCare acquisition:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	TWELVE MONTHS ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2012	NINE MONTHS ENDED SEPTEMBER 30, 2011
Land	$1,381	N/A	$—	$—	$—	$—
Building and improvements	16,930	25, or lease term	56	677	508	508
Equipment	1,723	3-7	29	345	258	258
Construction in progress	889	N/A	—	—	—	—

	20,923		85	1,022	766	766
Indefinite-lived intangible assets	1,640	N/A	—	—	—	—
Non-compete intangible asset	150	3	4	50	37	37

Total depreciation and amortization expense				1,072	803	803

Less: historical depreciation and amortization expense				(925)	(703)	(691)

Depreciation and amortization expense adjustment				$147	$100	$112

(f)	BCA acquisition:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	TWELVE MONTHS ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2012	NINE MONTHS ENDED SEPTEMBER 30, 2011
Land	$1,301	N/A	$—	$—	$—	$—
Building and improvements	15,073	25, or lease term	50	603	452	452
Equipment	5,057	3-7	84	1,011	759	759
Construction in progress	2,516	N/A	—	—	—	—

	23,947		134	1,614	1,211	1,211
Indefinite-lived intangible assets	1,850	N/A	—	—	—	—
Non-compete intangible asset	75	1		75	—	56

Total depreciation and amortization expense				1,689	1,211	1,267

Less: historical depreciation and amortization expense				(955)	(951)	(674)

Depreciation and amortization expense adjustment				$734	$260	$593

(21)

(a)	Represents adjustments to interest expense to give effect to the senior secured credit facility entered into by Acadia on April 1, 2011 (the “Senior Secured Credit Facility”), the issuance of $150,000 of 12.875% Senior Notes (“Senior Notes”) on November 1, 2011, the amendment to the interest rate applicable to the Senior Secured Credit Facility on November 1, 2011, and the amendment to the Senior Secured Credit Facility on March 1, 2012 to issue incremental term loans of $25,000 and increase the revolving line of credit from $30,000 to $75,000 and to the borrowing of $7,000 under the revolving line of credit. Interest expense includes related amortization of $1,000 of deferred financing cost and debt discounts for the year ended December 31, 2011 and $900 for the nine months ended September 30, 2011. The interest expense calculation for the amendment to the Senior Secured Credit Facility on March 1, 2012 assumes the 4.5% rate in effect as of such date was in place throughout the period.

	TWELVE MONTHS ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2012	NINE MONTHS ENDED SEPTEMBER 30, 2011
Interest related to Senior Secured Credit Facility entered into on April 1, 2011	$1,992	$—	$1,992
Interest related to Senior Notes issued on November 1, 2011	17,100	—	15,390
Interest related to amendment to the Senior Secured Credit Facility on November 1, 2011	331	—	249
Interest related to amendment to the Senior Secured Credit Facility on March 1, 2012	1,914	313	1,036
Less: historical interest expense of Acadia (for the period prior to April 1, 2011), YFCS, PHC, MeadowWood, and Haven as to which the related debt has been repaid	(3,676)	(56)	(3,179)

Interest expense adjustment	$17,661	$257	$15,488

(b)	Represents adjustments to interest expense to give effect to the Incremental Term Loans based on an estimated interest rate of 3.25% and to adjust historical interest expense on the Senior Secured Credit facility entered on April 1, 2011 from the interest rate that was in effect for that period to 3.25%. Interest expense includes related amortization of $650 of deferred financing cost and debt discounts for the year ended December 31, 2011 and $450 for the nine months ended September 30, 2011 and 2012. The interest expense calculation for the Senior Secured Credit Facility assumes the 3.25% rate was in place throughout the period.

	TWELVE MONTHS ENDED DECEMBER 31, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2012	NINE MONTHS ENDED SEPTEMBER 30, 2011
Interest related to Incremental Term Loans	$5,916	$4,449	$4,358
Effect of amendment to lower interest rate on Senior Secured Credit Facility	(1,687)	(1,186)	(1,025)
Less: historical interest expense of BCA and AmiCare as to which the related debt will not be assumed	(1,929)	(1,257)	(1,423)

Interest expense adjustment	$2,300	$2,006	$1,910

An increase or decrease of 0.125% in the assumed interest rate would result in a change in interest expense of $395 for the year ended December 31, 2011 and $269 and $304 for the nine month periods ended September 30, 2012 and 2011.

(22)	For Acadia, represents the elimination of advisory fees paid to Waud Capital Partners pursuant to Acadia’s professional services agreement, which was terminated on November 1, 2011 in connection with the PHC acquisition. For BCA, represents management fees paid to its equity sponsor and parent company. For HHC Delaware, represents management fees paid to its parent company.

(23)	Reflects the removal of acquisition-related expenses included in the historical statements of operations relating to Acadia’s acquisition of YFCS, PHC, the Haven Facilities and other acquisitions and PHC’s acquisition of HHC Delaware and sale to Acadia.

(24)	Reflects the elimination of the change in fair value associated with interest rate swap agreements, which were not assumed by Acadia in the acquisition of the Haven Facilities.

(25)	Reflects a decrease in income taxes of $133 for the three months ended March 31, 2011 to give effect to the election by Acadia Healthcare Company, LLC to be treated as a taxable corporation effective April 1, 2011.

(26)	Reflects adjustments to income taxes to reflect the impact of the above pro forma adjustments applying combined federal and state statutory tax rates for the respective periods.

(27)	Represents adjustments to weighted average shares used to compute basic and diluted earnings (loss) per share to reflect the following:

(a)	The effect of the 4,892,000 shares of common stock of Acadia issued to PHC stockholders on November 1, 2011, which resulted in an increase in weighted average shares outstanding of 4,074,000 shares for the year ended December 31, 2011 and 4,892,000 shares for the nine months ended September 30, 2011.

(b)	The effect of the 9,583,000 shares of common stock issued by Acadia on December 20, 2011, which resulted in an increase in weighted average shares outstanding of 9,268,000 shares for the year ended December 31, 2011and 9,583,000 shares for the nine months ended September 30, 2011. The proceeds from such offering of common stock were used to partially fund Acadia’s acquisition of the Haven Facilities.

(c)	The effect of the 9,488,000 shares of common stock issued by Acadia on May 9, 2012, which resulted in an increase in weighted average shares outstanding of 9,488,000 shares for the year ended December 31, 2011, 4,900,000 shares for the nine months ended September 30, 2012 and 9,488,000 shares for the nine months ended September 30, 2011. The proceeds from such offering of common stock were used to partially fund Acadia’s acquisition of the Haven Facilities.

(d)	The effect of an estimated 6,000,000 shares of common stock to be issued by Acadia in the offering, which resulted in an increase in weighted average shares outstanding of 6,000,000 shares for the year ended December 31, 2011, 6,000,000 shares for the nine months ended September 30, 2012 and 6,000,000 shares for the nine months ended September 30, 2011. The proceeds from such offering of common stock are to be used to partially fund Acadia’s planned acquisition of BCA and AmiCare.